SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                             ___________________


      Date of Report (Date of earliest event reported) February 1, 1996

                         BIOCONTROL TECHNOLOGY, INC.
            (Exact name of registrant as specified in its charter)



         Pennsylvania                  0-1822             25-1229323
        (State of other jurisdiction   (Commission        (IRS Employer
        of incorporation)              File Number)       Identification no.)


             300 Indian Springs Road, Indiana, Pennsylvania 15701
                   (Address of principal executive offices)
                                 ( Zip Code)


      Registrant's telephone number, including area code (412) 349-1811



      _________________________________________________________________
                       (Former name or former address,
                        if changes since last report.)

        Item 1.        Change in Control of Registrant.
                       Not applicable.

        Item 2.        Acquisition or Disposition of Assets.
                       Not applicable.

        Item 3.        Bankruptcy or Receivership.
                       Not applicable.

        Item 4.        Changes in Registrant's Certifying Accountant
                       Not applicable.

        Item 5.        Other Events.
                       On February 1, 1996, Biocontrol Technology, Inc. (NASDAQ:BICO) announced that its subsidiary, IDT, Inc. in conjunction with Hemocleanse, Inc. of West Lafayette, Indiana, has been granted Food and Drug Administration (FDA) approval to conduct expanded studies of whole-body extracorporeal hyperthermia (WBH) procedure utilizing the BioLogic-HT System for treatment of HIV/AIDS. Dates and hospital location(s) have not yet been finalized.

                       BICO further announced that a patent on the WBH procedure utilizing the BioLogic-HT System, manufactured by HemoCleanse, was recently granted to IDT by the US Patent and Trademark Office. As the Company is positioning itself to market this equipment and procedure in Europe, patents have also been applied there and are currently pending.

        Item 6.        Resignation of Registrant's Directors.
                       Not Applicable

        Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

                  (a)  Financial Statements and Businesses Acquired
                       Not Applicable.

                  (b)  Pro Forma Financial Information - Not Applicable.

                  (c)  Exhibits - News Release

                                  SIGNATURES


      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BIOCONTROL TECHNOLOGY, INC.


                                        by /s/    Fred E. Cooper
                                                  Fred E. Cooper, CEO

DATED: February 1, 1996